                             STILWELL FINANCIAL INC.

                                 SEVERANCE PLAN

                                       AND

                            SUMMARY PLAN DESCRIPTION

                             STILWELL FINANCIAL INC.

                                 SEVERANCE PLAN

                                       AND

                            SUMMARY PLAN DESCRIPTION





         WHEREAS, Stilwell Financial Inc. ("Stilwell" or "Company") desires to adopt the Stilwell Financial Inc. Severance Plan and Summary Plan Description ("Plan") effective August 21, 2002;

         NOW, THEREFORE, the Plan is hereby adopted effective August 21, 2002 as follows:

                             STILWELL FINANCIAL INC.

                                 SEVERANCE PLAN

                                       AND

                            SUMMARY PLAN DESCRIPTION

                                TABLE OF CONTENTS


                                                                                                       PAGE
Article I NAME AND PURPOSE...............................................................................1
   1.1      Name.........................................................................................1
   1.2      Purpose......................................................................................1
   1.3      Exclusive Severance Plan.....................................................................1

Article II DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION................................................1
   2.1      General Definitions..........................................................................1
   2.2      Number and Gender............................................................................3
   2.3      Underscored References.......................................................................3

Article III SEVERANCE BENEFITS...........................................................................3
   3.1      Amount of Severance Benefit..................................................................3
   3.2      Death........................................................................................3
   3.3      Limitation on Benefits.......................................................................4
   3.4      Application for Benefits.....................................................................4
   3.5      Salary and Benefits..........................................................................5

Article IV OTHER BENEFITS................................................................................5

Article V GENERAL PROVISIONS.............................................................................5
   5.1      Discretion of Company as to Severance Benefits...............................................5
   5.2      No Assignment................................................................................6
   5.3      Unfunded Plan................................................................................6
   5.4      No Trust Created.............................................................................6
   5.5      Offset.......................................................................................6
   5.6      Withholding of Taxes.........................................................................6

Article VI ADMINISTRATION................................................................................6
   6.1      Authority....................................................................................6
   6.2      Rights, Powers and Duties....................................................................7
   6.3      Application of Rules.........................................................................7
   6.4      Plan Administrator...........................................................................7

Article VII MISCELLANEOUS................................................................................8
   7.1      Amendments and Termination...................................................................8

                                                                                                       PAGE
   7.2      Governing Law................................................................................8
   7.3      Necessary Acts...............................................................................8
   7.4      Notices......................................................................................8
   7.5      Reduction and Validity.......................................................................8
   7.6      Service of Process...........................................................................8

APPENDIX I...............................................................................................1

APPENDIX II..............................................................................................1

APPENDIX III.............................................................................................1

APPENDIX IV..............................................................................................1

APPENDIX V...............................................................................................1

APPENDIX VI..............................................................................................1

APPENDIX VII.............................................................................................1

APPENDIX VIII............................................................................................1

APPENDIX IX..............................................................................................1

APPENDIX X...............................................................................................1

APPENDIX XI..............................................................................................1

ADDENDUM I  SUMMARY OF ADDITIONAL INFORMATION............................................................1

                             STILWELL FINANCIAL INC.

                                 SEVERANCE PLAN

                                       AND

                            SUMMARY PLAN DESCRIPTION

                                    ARTICLE I

                                NAME AND PURPOSE

                  1.1 Name. The name of this Plan is the "Stilwell Financial Inc. Severance Plan".

                  1.2 Purpose. Stilwell Financial Inc. ("Stilwell" or
"Company") has established the Plan to provide severance benefits to selected Employees in connection with certain job losses and business shutdowns associated with the restructuring of the Company contemplated to be effective on or about December 31, 2002 ("Restructuring"). The Plan is intended to qualify as an employee welfare benefit plan under ERISA, and it shall be interpreted and construed in a manner consistent with such intention.

                  1.3 Exclusive Severance Plan. This Plan is the only severance pay plan, program or policy of the Company and supersedes all other severance plans, programs, policies, understandings and agreements (except for written individual employment agreements, the terms of which shall prevail over this
Plan), express or implied, written or oral, including, without limitation, any prior version of this Plan.

                  This summary plan description covers those employees described in the attached Appendix. The Plan extends coverage to other eligible groups, and those employees will receive separate summary plan descriptions.

                                   ARTICLE II

                 DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

                  2.1 General Definitions. The following words and phrases, when used in the Plan, unless the context clearly otherwise requires, shall have the following respective meanings:

                           (a) Applicable Appendix. That portion of the Plan contained in an individual appendix to this document which designates the benefits and provisions applicable to the group of Eligible Employees described in Section A thereof.

                           (b) COBRA. The Consolidated Omnibus Budget
         Reconciliation Act of 1985, as amended. Any reference to COBRA includes the regulations promulgated under COBRA.

                           (c) Company. Stilwell Financial Inc., together with any affiliate or subsidiary of, or successor to, Stilwell Financial Inc., including, without limitation, Janus Capital Management LLC ("Janus"), Stilwell Management, Inc. ("SMI") and Berger Financial Group LLC ("Berger"). Notwithstanding the foregoing, for purposes of the provisions of the Plan relating to (i) the power to amend or terminate pursuant to Section 7.1, (ii) its administration and management, and
         (iii) for all purposes other than those described below with respect to Janus, SMI or Berger Employees, the term "Company" shall refer only to Stilwell Financial Inc. and any successor thereto. Solely for purposes of the provisions of the Plan relating to its administration and management with respect to Janus, SMI or Berger Employees, the term "Company" shall refer only to Janus, SMI or Berger, as the case may be and any respective successor thereto.

                           (d) Effective Date. The Effective Date of the Plan is August 21, 2002, and it supersedes any and all other severance plans, programs, policies, understandings and agreements (except for written individual employment agreements, the terms of which shall prevail over this Plan), express or implied, written or oral, including, without limitation, any prior version of the Plan.

                           (e) Eligible Employee. An Employee designated as being eligible for benefits under the Plan in an Applicable Appendix.

                           (f) Employee. Any person employed by the Company as a regular employee and not designated by the Company as an independent contractor.

                           (g) ERISA. The Employee Retirement Income Security Act of 1974, as amended. Any reference to ERISA includes the regulations promulgated under ERISA.

                           (h) Expected Last Day of Employment. The date communicated in writing by Stilwell, Janus, SMI or Berger to any of their respective Employees as such Employee's expected last day of employment.

                           (i) Plan. The Stilwell Financial Inc. Severance Plan and all amendments and supplements thereto.

                           (j) Severance Benefit. The amount payable to an Eligible Employee participant under ARTICLES III and IV upon the Eligible Employee's termination of employment. The Severance Benefit amount payable under ARTICLES III and IV and specified in the applicable Appendix, or as otherwise may be determined by the Company, is stated as a gross amount, and the Company may withhold from any benefit payable all federal, state, city or other taxes as may be required pursuant to any law, governmental regulation or ruling.

                  2.2 Number and Gender. The masculine and neuter, whenever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

                  2.3 Underscored References. The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

                                   ARTICLE III

                               SEVERANCE BENEFITS

                  3.1 Amount of Severance Benefit. Severance Benefits may be made available in the sole discretion of the Company in the event of an Eligible Employee's involuntary termination of employment in connection with the Restructuring as contemplated by that certain Agreement and Plan of Merger dated August 30, 2002 between Stilwell Financial Inc. and Janus Capital Corporation provided the termination is designated as such by the Company in its sole discretion ("Permanent Involuntary Termination"). After December 31, 2002, any termination of a Stilwell, SMI or Berger Employee's employment without cause, as determined under paragraph (d) of Section 3.3, is deemed to be a Permanent Involuntary Termination. Such Eligible Employee may receive a Severance Benefit determined in the sole discretion of the Company using Part B of the Applicable Appendix as a guideline; provided, however, that any Employee whose Expected Last Day of Employment is established by September 30, 2002 shall receive the Severance Benefit determined using Part B of the Applicable Appendix, and the Company shall not have any discretion to pay a lesser Severance Benefit except as provided in Section 3.3 or 5.1.

                  3.2 Death. In the event of the death of an Eligible Employee after Permanent Involuntary Termination but prior to the payment of his or her Severance Benefit as determined by the Company under the Plan, all amounts due and payable to that Eligible Employee shall be paid to the individual's surviving spouse. If no surviving spouse exists at the time of the Eligible Employee's death, the amounts shall be paid to the legal representative of the Employee's estate.

                  3.3 Limitation on Benefits. Any Severance Benefit which is payable under the Plan shall be limited as follows:

                           (a) All Severance Benefits shall be paid in cash.

                           (b) Employees who voluntarily terminate their employment are not eligible for Severance Benefits under the Plan, unless otherwise provided in an Applicable Appendix.

                           (c) No Severance Benefits shall be paid under the Plan in the event any Employee's termination of employment is in connection with the Restructuring if the Employee immediately or within 6 months thereafter or such other period specified in the Applicable Appendix ("Waiting Period") is or becomes employed on a full-time basis in any capacity, or is offered a position comparable to that held by such Employee immediately before such termination, as determined by the Company in its reasonable discretion, by (i) the Company or an affiliate of the Company, or (ii) the entity that, pursuant to the Restructuring, is the successor to or acquirer of the business in which the individual was employed prior to the Restructuring or any affiliate of such entity. If an Employee should accept such full-time employment, or be offered such a comparable position, during the Waiting Period, any Severance Benefits received by the Employee must be repaid to the Company.

                           (d) If an Employee's employment with the Company is terminated for cause, no Severance Benefits shall be payable to or with respect to such Employee. "Termination for cause" shall mean termination because of any dishonest act with respect to the Company or its property, gross negligence or willful neglect in the performance of his or her duties as an Employee, a serious violation of Company policy, or insubordination.

                           (e) Payment of amounts otherwise due under the Plan shall be reduced by any payments made to the Participant under the Federal Worker Adjustment and Retraining Notification Act (i.e., the WARN Act).

                           (f) The Company shall have the right to recover any amounts improperly paid or not properly reduced under the terms of the Plan.

                           (g) Any Severance Benefit which is payable under the Plan shall be limited in such other respects as may be provided in Part D of an Applicable Appendix.

                  3.4 Application for Benefits. An Employee's execution of the Knowing and Voluntary Agreement, which is a full waiver and release of claims in the form and containing such terms and conditions as the Company may prescribe including, but not limited to, the release of any and all claims relating to employment and separation from employment with the Company (the "Waiver") shall be deemed to be his or her application for benefits under the Plan. The Company will determine the Employee's eligibility for benefits and pay such benefits to the Employee under the Plan as soon as administratively practicable after receipt of the Employee's Waiver.

                  An Employee eligible to participate shall become eligible for benefits only in accordance with the terms of the Plan and only if he or she executes a Waiver. An Employee's acceptance of severance benefits under this Plan and his or her execution of the Waiver shall be irrevocable except to the extent expressly provided by the Older Workers Benefit Protection Act.

                  3.5 Salary and Benefits. Unless an Employee is terminated for cause or voluntarily leaves employment with the Company, all salary at the Employee's then current rate, and those benefits to which the Employee is entitled are to be paid or provided to the Employee, through his or her Expected Last Day of Employment. If the Employee should have a Permanent Involuntary Termination prior to his or her Expected Last Day of Employment, the Employee's remaining salary and the cash equivalent of the benefits that would otherwise be paid or provided through his or her Expected Last Day of Employment shall be paid to the Employee in a lump sum as soon as administratively practicable on or after the date of his or her Permanent Involuntary Termination.

                                   ARTICLE IV

                                 OTHER BENEFITS

                  Any Eligible Employee receiving Severance Benefits under
Section 3.1 may also receive certain other benefits determined in the sole discretion of the Company using Part C of the Applicable Appendix as a guideline; provided, however, that any Employee whose Expected Last Day of Employment is established by September 30, 2002 shall receive such other benefits determined using Part C of the Applicable Appendix, and the Company shall not have any discretion to provide lesser benefits except as provided in
Section 3.3 or 5.1.

                                    ARTICLE V

                               GENERAL PROVISIONS

                  5.1 Discretion of Company as to Severance Benefits. Although it is the Company's present intention to continue the benefits described in the Plan, the Company reserves the right, whether on an individual case or more generally, to alter, reduce or eliminate any program, practice, policy or Severance Benefit, in whole or in part, without notice. Moreover, there is no requirement under the Plan that any Employee receive Severance Benefits hereunder. Notwithstanding the foregoing, for any

Employee whose Expected Last Day of Employment is established by September 30, 2002, the benefits described in the Plan cannot be reduced or eliminated without his or her written consent, unless the Company has filed a petition for reorganization under Chapter 11.

                  5.2 No Assignment. No Employee or other person claiming an interest under the Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part of all of the amounts payable by the Company under the Plan, nor shall such amounts be subject to seizure by a creditor of any Employee or other person claiming an interest under the Plan by a proceeding at law or in equity, and no such benefit shall be transferable by operation of law in the event of bankruptcy, insolvency or death. Any such attempted assignment or transfer shall be void.

                  5.3 Unfunded Plan. Any payment made by the Company under the Plan shall be made from assets which shall be part of the general assets of the Company. No person shall have or acquire any interest in any such assets by virtue of the provisions of the Plan. The Company's aforesaid obligation shall be unfunded and an unsecured promise to pay money. In no event shall a person's rights to receive such payments be greater than those of any other unsecured creditor of the Company. The Company may internally fund its obligations, in whole or in part, but the Company shall not be required to do so.

                  5.4 No Trust Created. The Plan and any action taken pursuant to the Plan shall not be construed as creating any kind of trust between the Company, the Employee or any other person.

                  5.5 Offset. If, at the time that any Severance Benefit becomes payable to or with respect to an Employee, such Employee has any debt, obligation or other liability owing to the Company of any nature whatsoever, whether liquidated or contingent, including, without limitation, those arising because of an Employee's failure to comply with the terms of the Plan, the Company may offset the amount that the Employee owes to it against the amount of benefits otherwise payable to or with respect to the Employee under the Plan.

                  5.6 Withholding of Taxes. The Company may withhold from any benefit payable under the Plan all federal, state, city or other taxes as may be required pursuant to any law, governmental regulation or ruling.


                                   ARTICLE VI

                                 ADMINISTRATION

                  6.1 Authority. Except to the extent the Company otherwise designates pursuant to the provisions of the Plan, the Company shall be the Plan Administrator and the named fiduciary as defined in Section 402(a) of ERISA and shall have authority to control and manage the operation and administration of the Plan.

                  6.2 Rights, Powers and Duties. Subject to Sections 3.1 and 5.1, the Company shall have discretionary authority to construe and interpret the Plan and to determine and resolve all questions relating to eligibility for and right to any Severance Benefits under the Plan and shall have the authority to take such actions as the Company may consider necessary for it to discharge its duties and responsibilities under the Plan, including, without limitation, the following powers, rights and duties:

                           (a) to adopt such rules of procedure and regulations as are consistent with the provisions of the Plan and as it deems necessary and proper;

                           (b) to maintain and keep accurate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Company may decide;

                           (c) to employ agents, attorneys, actuaries, accountants or other persons (who may also be employed by or represent the Company) for such purposes as the Company considers necessary or desirable;

                           (d) to designate any Employee of the Company or other individual to carry out any of the Company's duties, including all or any part of its authority to manage and control the operation and administration of the Plan;

                           (e) to determine the content and form of all documents required to carry out the terms of the Plan; and

                           (f) to establish and carry out a funding policy and method consistent with the purposes of the Plan and the requirements of applicable law as may be appropriate from time to time.

                  6.3 Application of Rules. In operating and administering the Plan, the Company shall apply all rules of procedure and regulations adopted by the Company in a uniform and nondiscriminatory manner.

                  6.4 Plan Administrator. In addition to the Company's right to delegate under paragraph (d) of Section 6.2, the Company may also designate any individual described in paragraph (d) of Section 6.2 as the Plan Administrator or the named fiduciary.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.1 Amendments and Termination. The Company, with approval of the Board of Directors of the Company, shall have the right to amend or terminate the Plan at any time in its sole discretion, subject to Sections 3.1 and 5.1.

                  7.2 Governing Law. This Plan shall be construed, governed and administered in accordance with the laws of the State of Missouri (or, with respect to Janus, SMI and Berger employees, Colorado) to the extent such laws are not preempted by ERISA.

                  7.3 Necessary Acts. All persons claiming any interest under the Plan shall perform any and all acts and execute any and all documents and papers, including without limitation, a release of employment claims, which are necessary or desirable for carrying out any provisions of the Plan.

                  7.4 Notices. Any notice, consent or demand required or permitted to be given under the provisions of the Plan shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed, it shall be sent by United States first class mail, postage prepaid, addressed to the recipient's last known address as shown on the Company's records. The date of such mailing shall be deemed the date of notice, consent or demand.

                  7.5 Reduction and Validity. In any action brought to enforce the Plan, the scope of any term or provision shall be modified or reduced to such extent, and only to such extent, as is necessary to render such term or provision enforceable. Should any term or provision of the Plan (even if modified or reduced, as above provided) be held contrary to, prohibited by or invalid under applicable laws or regulations, such term or provision shall be inapplicable and deemed omitted from the Plan, but shall not invalidate the remaining terms and provisions of the Plan.

                  7.6 Service of Process. The Plan Administrator shall constitute the Plan's agent for service of legal process.


                  IN WITNESS WHEREOF, the Company has executed this Plan on this 22nd day of October, 2002.


                                            STILWELL FINANCIAL INC.


                                            By: /s/ Landon H. Rowland
                                               ---------------------------------
                                            Title: Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer

                                   APPENDIX I


A. Eligible Employee. For purposes of the Appendix I Program only, an Eligible Employee is an Employee (1) who is a Transition Team Member and Designated Executive Officer of Stilwell Financial Inc. pursuant to action of the Organization and Compensation Committee on August 21, 2002 and therefore is eligible for the Appendix I Program, (2) who is not otherwise covered by another Appendix to this Plan, and (3) who has a termination date after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will receive three (3) times his or her Salary and three (3) times the amount of his or her bonus target in the year of termination of employment with the Company, all as summarized in the Severance Benefit section of Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or December 31, 2002. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be payable in a lump sum in an amount equal to the amount that would otherwise be payable by the Company throughout the period described in this paragraph and shall be paid at the time the Severance Benefit described in Part B above is paid.

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time. Once the Eligible Employee


                                 Appendix I - 1
                  is no longer eligible for participation in the governing employee pension benefit plans, the Eligible Employee will receive a lump sum payment, grossed-up for taxes, in the amount that would have otherwise been contributed to the employee pension benefit plans by the Company on the Eligible Employee's behalf during the Severance Period.

         (c) A payment in the amount of the cost of outplacement services for one year, grossed up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) An Eligible Employee will receive a lump sum payment in the amount of the cost for the Severance Period of such other perquisites as the Employee was receiving at the time of termination of employment with the Company grossed up, with respect solely to club dues, for taxes, and paid at the time the Severance Benefit described in Part B above is paid. The other perquisites included for such purpose are automobile, club dues, tax preparation and estate planning.

         (e) An Eligible Employee will receive any other benefits shown in summary form on Exhibit A hereto.

         (f)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected Last Day of Employment shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) Until December 31, 2002, the Company's CEO shall determine, in his sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan. After December 31, 2002, the Company shall make this determination.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee should take a job with any of the Company's 50% or more owned affiliates within one year of the Restructuring.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.


                                 Appendix I - 2

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B above if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lump sum.


                                 Appendix I - 3

                                   APPENDIX II


A. Eligible Employee. For purposes of the Appendix II Program only, an Eligible Employee is an Employee (1) who is an officer of Stilwell Financial Inc., or who is a director or a manager of Stilwell Financial Inc., (2) who the Plan Administrator has selected as eligible for the Appendix II Program, (3) who is not otherwise covered by another Appendix to this Plan, and (4) who has a termination date on or after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for five (5) weeks for each Year of Service with the Company, not to exceed one (1) year of Salary and not to be less than three-fourths ( 3/4) of a year of Salary and other severance benefits summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or December 31, 2002. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be payable in a lump sum in an amount equal to the amount that would otherwise be payable by the Company throughout the period described in this paragraph and shall be paid at the time the Severance Benefit described in Part B above is paid.


                                Appendix II - 1

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.

         (c) A payment in the amount of the cost of outplacement services for three months, grossed up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected last Day of Employment shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lump sum.

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                                Appendix II - 2

                                  APPENDIX III


A. Eligible Employee. For purposes of the Appendix III Program only, an Eligible Employee is an Employee (1) whose Salary is greater than $40,000, (2) who the Plan Administrator has selected as eligible for the Appendix III Program, (3) who is not otherwise covered by another Appendix to this Plan, (4) who is employed by Stilwell Financial Inc. and (5) who has a termination date on or after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for four (4) weeks for each Year of Service with the Company, not to exceed one (1) year of Salary and not be less than one-half ( 1/2) of a year of Salary and other severance benefits summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or December 31, 2002. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be payable in a lump sum in an amount equal to the amount that would otherwise be payable by the Company throughout the period described in this paragraph and shall be paid at the time the Severance Benefit described in Part B above is paid.

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.


                                Appendix III - 1

         (c) A payment in the amount of the cost of outplacement services, grossed up for taxes, for one month was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected Last Day of Employment, shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lumps.

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                                Appendix III - 2

                                   APPENDIX IV


A. Eligible Employee. For purposes of the Appendix IV Program only, an Eligible Employee is an Employee (1) whose Salary is less than $40,000, (2) who the Plan Administrator has selected as eligible for the Appendix IV Program, (3) who is not otherwise covered by another Appendix to this Plan, (4) who is employed by Stilwell Financial Inc. and (5) who has a termination date on or after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for three (3) weeks for each Year of Service with the Company, not to exceed one-half ( 1/2) of a year of Salary and not to be less than one-fourth ( 1/4) of a year of Salary and other severance benefits summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or December 31, 2002. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be payable in a lump sum in an amount equal to the amount that would otherwise be payable by the Company throughout the period described in this paragraph and shall be paid at the time the Severance Benefit described in Part B above is paid.

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.


                                Appendix IV - 1

         (c) A payment in the amount of the cost of outplacement services, grossed up for taxes, for one month was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected Last Day of Employment, shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lump sum.

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                                Appendix IV - 2

                                   APPENDIX V


A. Eligible Employee. For purposes of the Appendix V Program only, an Eligible Employee is an Employee (1) who is a Transition Team Member and Designated Executive Officer of Stilwell Management, Inc. or Berger Financial Group LLC pursuant to action of the Organization and Compensation Committee on August 21, 2002 and therefore is eligible for the Appendix I Program, (2) who is not otherwise covered by another Appendix to this Plan, and (3) who has a termination date after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will receive three (3) times his or her Salary and three (3) times the amount of his or her bonus target in the year of termination of employment with the Company, all as summarized in the Severance Benefit section of Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or March 31, 2003. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be paid at the time the Severance Benefit described in Part B above is paid.

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time. Once the Eligible Employee is no longer eligible for participation in the governing employee pension benefit plans, the Eligible Employee shall receive a lump sum payment,


                                 Appendix V - 1
                  grossed-up for taxes, in the amount that would have otherwise been contributed to the employee pension benefit plans by the Company on the Eligible Employee's behalf during the Severance Period.

         (c) A payment for outplacement services, grossed up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) An Eligible Employee will receive any other benefits shown in summary form on Exhibit A hereto.

         (e)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected Last Day of Employment, shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is offered a comparable position, as determined in the reasonable discretion of the Company after comparing salary, title, responsibilities and number of reportees offered by the proposed position with the Employee's former position, or accepts an offer of full-time employment, within one year of the Restructuring, with the Company or an entity that is the successor or acquirer of the business in which the Employee was employed prior to the business transaction.

         (d) No benefits shall be paid under the Plan, including this Appendix, in the event the employee is terminated for cause.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B above if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lump sum.


                                 Appendix V - 2

                                   APPENDIX VI


A. Eligible Employee. For purposes of the Appendix VI Program only, an Eligible Employee is an Employee (1) who is an officer of Berger Financial Group LLC or who is a designated director or manager of Berger Financial Group LLC, (2) who the Plan Administrator has selected as eligible for the Appendix VI Program, (3) who is not otherwise covered by another Appendix to this Plan, and (4) who has a termination date on or after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for five (5) weeks for each Year of Service with the Company, not to exceed one (1) year of Salary and not to be less than three-fourths ( 3/4) of a year of Salary and other severance benefits summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or March 31, 2003. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be paid at the time the Severance Benefit described in Part B above is paid.

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.


                                Appendix VI - 1

         (c) A payment for outplacement services, grossed up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) If the Employee's year 2002 bonus has not been paid to the employee at the time of his or her termination, such employee shall only be entitled to payment of one-half (1/2) of his or her year 2002 bonus that would otherwise be payable to such Employee.

         (e)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected Last Day of Employment, shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is offered a comparable position, as determined in the reasonable discretion of the Company after comparing salary, title, responsibilities and number of reportees offered by the proposed position with the Employee's former position, or accepts an offer of full-time employment, within six months of the Restructuring, with the Company or an entity that is the successor or acquirer of the business in which the Employee was employed prior to the business transaction.

         (d) No benefits shall be paid under the Plan, including this Appendix, in the event the employee is terminated for cause.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lump sum.


                                Appendix VI - 2

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.



                                Appendix VI - 3

                                  APPENDIX VII


A. Eligible Employee. For purposes of the Appendix VII Program only, an Eligible Employee is an Employee (1) whose Salary is greater than $40,000, (2) who the Plan Administrator has selected as eligible for the Appendix VII Program, (3) who is not otherwise covered by another Appendix to this Plan, (4) who is employed by Berger Financial Group LLC and (5) who has a termination date on or after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for four (4) weeks for each Year of Service with the Company, not to exceed one (1) year of Salary and not be less than one-half (1/2) of a year of Salary and other severance benefits summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or March 31, 2003. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be paid at the time the Severance Benefit described in Part B above is paid.

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.


                                Appendix VII - 1

         (c) A payment for outplacement services, grossed up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) If the Employee's year 2002 bonus has not been paid to the employee at the time of his or her termination, such employee shall only be entitled to payment of one-half (1/2) of his or her year 2002 bonus that would otherwise be payable to such Employee.

         (e)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected Last Day of Employment, shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is offered a comparable position, as determined in the reasonable discretion of the Company after comparing salary, title, responsibilities and number of reportees offered by the proposed position with the Employee's former position, or accepts an offer of full-time employment, within six months of the Restructuring, with the Company or an entity that is the successor or acquirer of the business in which the Employee was employed prior to the business transaction.

         (d) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is terminated for cause.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lump sum.


                                Appendix VII - 2

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                                Appendix VII - 3

                                  APPENDIX VIII


A. Eligible Employee. For purposes of the Appendix VIII Program only, an Eligible Employee is an Employee (1) whose Salary is less than $40,000, (2) who the Plan Administrator has selected as eligible for the Appendix VIII Program,
(3) who is not otherwise covered by another Appendix to this Plan, (4) who is employed by Berger Financial Group LLC and (5) who has a termination date on or after August 21, 2002.

B. Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for three (3) weeks for each Year of Service with the Company, not to exceed one-half ( 1/2) of a year of Salary and not to be less than one-fourth ( 1/4) of a year of Salary and other severance benefits summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or March 31, 2003. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be paid at the time the Severance Benefit described in Part B above is paid.

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.


                               Appendix VIII - 1

         (c) A payment for outplacement services, grossed up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) If the Employee's year 2002 bonus has not been paid to the employee at the time of his or her termination, such employee shall only be entitled to payment of one-half (1/2) of his or her year 2002 bonus that would otherwise be payable to such Employee.

         (e)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan.

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) An Employee who voluntarily terminates his or her employment more than 30 days before his or her Expected Last Day of Employment, shall not be entitled to a benefit or other payment under the Plan, including this Appendix.

         (b) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is offered a comparable position, as determined in the reasonable discretion of the Company after comparing salary, title, responsibilities and number of reportees offered by the proposed position with the Employee's former position, or accepts an offer of full-time employment, within six months of the Restructuring, with the Company or an entity that is the successor or acquirer of the business in which the Employee was employed prior to the business transaction.

         (d) No benefits shall be paid under the Plan, including this Appendix, in the event the employee is terminated for cause.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and manner in accordance with the Company's regular payroll practices instead of in a lump sum.


                               Appendix VIII - 2

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                               Appendix VIII - 3

                                   APPENDIX IX


A. Eligible Employee. For purposes of the Appendix IX Program only, an Eligible Employee is an Employee (i) whose position is in the Investor Services Department and Salary is less than $40,000, (ii) who the Plan Administrator selects in its sole discretion as eligible for the Appendix IX Program, (iii) who is not otherwise covered by another Appendix to this Plan, (iv) who is employed by Berger Financial Group LLC and (v) who has a termination date on or after August 21, 2002.

B. Guideline Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for three (3) weeks for each Year of Service with the Company, not to exceed one-half ( 1/2) of a year of Salary and not to be less than one-fourth ( 1/4) of a year of Salary. Additionally, if an Eligible Employee remains employed on the earlier of his or her Permanent Involuntary Termination or March 31, 2003, he or she will receive one additional month of Salary. Severance Benefits are summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or March 31, 2003. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be paid at the time the Severance Benefit described in Part B above is paid.


                                Appendix IX - 1

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.

         (c) A payment for outplacement services, grossed-up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) If the Employee's year 2002 bonus has not been paid to the employee at the time of his or her termination, such employee shall only be entitled to payment of one-half (1/2) of his or her year 2002 bonus that would otherwise be payable to such Employee.

         (e) An Employee who voluntarily terminates his or her employment before his or her Expected Last Day of Employment, shall be entitled to one-half month of Salary, calculated at the Employee's base rate of pay, for every month the employee remains employed beginning October 31, 2002.

         (f)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

         (b) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is offered a comparable position, as determined in the reasonable discretion of the Company after comparing salary, title, responsibilities and number of reportees offered by the proposed position with the Employee's former position, or accepts an offer of full-time employment, within six months of the Restructuring, with the Company or an entity that is the successor or acquirer of the business in which the Employee was employed prior to the business transaction.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the employee is terminated for cause.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and


                                Appendix IX - 2
                  manner in accordance with the Company's regular payroll practices instead of in a lump sum.

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                                Appendix IX - 3

                                   APPENDIX X


A. Eligible Employee. For purposes of the Appendix IX Program only, an Eligible Employee is an Employee (i) whose position is in the Investor Services Department and Salary is less than $40,000, (ii) who the Plan Administrator selects in its sole discretion as eligible for the Appendix IX Program, (iii) who is not otherwise covered by another Appendix to this Plan, (iv) who is employed by Berger Financial Group LLC and (v) who has a termination date on or after August 21, 2002.

B. Guideline Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for four (4) weeks for each Year of Service with the Company, not to exceed one (1) year of Salary and not to be less than one-half (1/2) of a year of Salary. Additionally, if an Eligible Employee remains employed on the earlier of his or her Permanent Involuntary Termination or March 31, 2003, he or she will receive one additional month of Salary. Severance Benefits are summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or March 31, 2003. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be paid at the time the Severance Benefit described in Part B above is paid.


                                 Appendix X - 1

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.

         (c) A payment for outplacement services, grossed-up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) If the Employee's year 2002 bonus has not been paid to the employee at the time of his or her termination, such employee shall only be entitled to payment of one-half (1/2) of his or her year 2002 bonus that would otherwise be payable to such Employee.

         (e) An Employee who voluntarily terminates his or her employment before his or her Expected Last Day of Employment, shall be entitled to one month of Salary, calculated at the Employee's base rate of pay, for every month the employee remains employed beginning October 31, 2002.

         (f)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

         (b) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is offered a comparable position, as determined in the reasonable discretion of the Company after comparing salary, title, responsibilities and number of reportees offered by the proposed position with the Employee's former position, or accepts an offer of full-time employment, within six months of the Restructuring, with the Company or an entity that is the successor or acquirer of the business in which the Employee was employed prior to the business transaction.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the employee is terminated for cause.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and


                                 Appendix X - 2
                  manner in accordance with the Company's regular payroll practices instead of in a lump sum.

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                                 Appendix X - 3

                                   APPENDIX XI


A. Eligible Employee. For purposes of the Appendix IX Program only, an Eligible Employee is an Employee (i) whose position is in the Investor Services Department and Salary is less than $55,000, (ii) who the Plan Administrator selects in its sole discretion as eligible for the Appendix IX Program, (iii) who is not otherwise covered by another Appendix to this Plan, (iv) who is employed by Berger Financial Group LLC and (v) who has a termination date on or after August 21, 2002.

B. Guideline Severance Benefit. An Eligible Employee described in Part A above will have his or her Salary continued for five (5) weeks for each Year of Service with the Company, not to exceed one (1) year of Salary and not to be less than three-fourths (3/4) of a year of Salary. Additionally, if an Eligible Employee remains employed on the earlier of his or her Permanent Involuntary Termination or March 31, 2003, he or she will receive one additional month of Salary. Severance Benefits are summarized in the severance benefit portion of the attached Exhibit A hereto. The Severance Benefit will be earned on the earlier of the Eligible Employee's Expected Last Day of Employment, the date of his or her Permanent Involuntary Termination or March 31, 2003. The Severance Benefit shall be paid as soon as administratively practical following the date earned.

C. Other Benefits.

         (a) To the extent an Employee has elected medical, vision, and/or dental coverage prior to his or her Permanent Involuntary Termination, an Eligible Employee (described in Part A above) may elect either: (1) continued coverage under COBRA, where such coverage will be at the election of the Eligible Employee, in accordance with COBRA and Company policy, and will be at a cost to the Eligible Employee of 102% of the coverage; or (2) continued coverage provided (i) by the Company to the Eligible Employee by a lump sum payment calculated based upon the value of such coverage as of September 30, 2002 (or a date subsequent to this but before the Eligible Employee's Permanent Involuntary Termination, provided that the Eligible Employee experienced a qualifying family status change permissible under the benefit plans and Company policy), and grossed-up for taxes for the Severance Period, and (ii) thereafter by the Employee at a cost of 102% of the cost of the coverage for the remainder of the period of coverage that would have been available had the Employee elected COBRA coverage, such that the total period of coverage including the Company and the Employee provided coverage will be no greater than the period of coverage the Eligible Employee could have elected at the date of termination pursuant to COBRA. Any continued coverage and gross-up payment provided by the Company shall be paid at the time the Severance Benefit described in Part B above is paid.


                                Appendix XI - 1

         (b) An Eligible Employee is eligible for pension benefits only to the extent he or she may be eligible under the governing employee pension benefit plans, as may be amended from time to time.

         (c) A payment for outplacement services, grossed-up for taxes, was made to each Eligible Employee in a lump sum on October 1, 2002.

         (d) If the Employee's year 2002 bonus has not been paid to the employee at the time of his or her termination, such employee shall only be entitled to payment of one-half (1/2) of his or her year 2002 bonus that would otherwise be payable to such Employee.

         (e) An Employee who voluntarily terminates his or her employment before his or her Expected Last Day of Employment, shall be entitled to one month of Salary, calculated at the Employee's base rate of pay, for every month the employee remains employed beginning October 31, 2002.

         (f)      The Company's discretion under this Part C shall be subject to
                  Article IV of the Plan

D. Limitation on Benefits. In addition to any limitations or restrictions stated elsewhere in the Plan, any Severance Benefit payable in accordance with this Appendix shall be limited as follows:

         (a) The Company shall determine, in its sole discretion, whether an Employee who voluntarily terminates his or her employment 30 or less days before his or her Expected Last Day of Employment may be entitled to any benefits under the Plan.

         (b) No benefits shall be paid under the Plan, including this Appendix, in the event the Employee is offered a comparable position, as determined in the reasonable discretion of the Company after comparing salary, title, responsibilities and number of reportees offered by the proposed position with the Employee's former position, or accepts an offer of full-time employment, within six months of the Restructuring, with the Company or an entity that is the successor or acquirer of the business in which the Employee was employed prior to the business transaction.

         (c) No benefits shall be paid under the Plan, including this Appendix, in the event the employee is terminated for cause.

E. Definitions. The following definitions shall apply for purposes of this
Appendix:

         (a) "Salary" shall mean the Eligible Employee's base salary for the calendar year of termination.

         (b) "Severance Period" shall mean the period Salary would be continued based on the amount described in Part B if it were payable at the time and


                                Appendix XI - 2
                  manner in accordance with the Company's regular payroll practices instead of in a lump sum.

         (c) "Year of Service" means each 12-month period of continuous employment with the Company. An Employee shall continue to earn Years of Service during any period that he or she is on an authorized leave of absence.


                                Appendix XI - 3

                                   ADDENDUM I

                        SUMMARY OF ADDITIONAL INFORMATION


This Plan has been established to provide Severance Benefits for Eligible Employees of Stilwell Financial Inc. and its subsidiaries and affiliates including Janus Capital Management LLC, Stilwell Management, Inc. and Berger Financial Group LLC (the "Company") who are covered under the Plan. The Plan provides no rights to Employees to remain employed and is not a contract of employment.

A description of eligible employees is provided in Appendices to the Plan. You may be eligible to participate if you fit within the description of one of the Appendices.

This Summary explains how the Plan works; however, it is only a description and does not replace the Plan document. If there is any disagreement between that document and this Summary, the Plan document will govern.

This Plan is the only severance pay plan and policy of the Company and supersedes all other severance plans, programs, policies, understandings and agreements (other than written individual employment agreements), express or implied, written or oral.

OTHER CONDITIONS FOR SEVERANCE PAY

The Company and/or Plan Administrator may set other conditions on eligibility for benefits. For instance, you must give a full release to the Company and others of all claims that you have or may have against them before being entitled to benefits.

Also, the Company and Plan Administrator reserve the right to review each claim for Severance Benefits and may alter, reduce or eliminate any claim or entitlement as they determine appropriate without notice. However, for any employee whose expected last day of employment has been provided to him or her in writing by September 30, 2002, the employee's benefits described in this Plan as of August 21, 2002, cannot be amended, reduced or canceled without his or her written consent.

METHOD OF BENEFIT PAYMENT

Ordinarily, payments of Severance Benefits will be payable as of the date stated in the applicable Appendix, and following the execution and delivery of a release of employment claims.

All payments will be subject to the appropriate withholding taxes and are conditioned upon your completing the appropriate forms, releases and other documents required by the Company and the Plan Administrator.

Plan benefits will be paid from the general assets of the Company. The Company is not required to set aside any assets or funds to pay claims and Participants have only a general creditor's claim for benefits.


                                 Addendum I - 1

NO VESTING AND TERMINATION OF BENEFIT PAYMENTS

No Participant will have any vested right to any benefits under the Plan.

BENEFIT CLAIMS INFORMATION

The following describes the Claims Procedures for individuals claiming benefits in connection with employment with Stilwell Financial Inc. ("Stilwell"), Janus Capital Management Inc. ("Janus"), Stilwell Management, Inc. ("SMI") or Berger Financial Group LLC ("Berger"). Please follow the procedures applicable:

For claims in connection with STILWELL, SMI OR BERGER employment:

(a)      Claim.

A Participant, beneficiary or other person who believes that he or she is being denied a benefit to which he or she is entitled (hereinafter referred to as "Claimant"), or his or her duly authorized representative, may file a written request for such benefit on or before December 31, 2002 with the Transition Team Designated Officers of Stilwell and after December 31, 2002, with the Human Resources Department of Janus, setting forth his or her claim. Until December 31, 2002, the request must be addressed to:

Stilwell Financial Inc.
The Transition Team Designated Officers
920 Main Street, 21st Floor
Kansas City, MO  64105

After December 31, 2002, the request must be addressed to:

Janus Capital Management, Inc.
c/o Human Resources
100 Fillmore, Suite 400
Denver, CO 80206

However, if a member of the Transition Team Designated Officers is the claimant, such claim shall be reviewed by the Stilwell chief executive officer until December 31, 2002, and by the Human Resources Department of Janus Capital Management, Inc. after December 31, 2002.

(b)      Claim Decision.

Upon receipt of a claim, the Transition Team Designated Officers, or the Janus Human Resources Department, as the case may be, shall advise the Claimant that a reply will be forthcoming within a reasonable period of time, but ordinarily not later than ninety days, and shall, in fact, deliver such reply within such period. However, the Transition Team Designated Officers, or the Janus Human Resources Department, as the case may be, may extend the reply period for an additional ninety days for reasonable cause. If the reply period will be extended, the Transition Team Designated Officers, or the Janus Human Resources Department, as the case may be, shall advise the Claimant in writing during


                                 Addendum I - 2
the initial 90-day period indicating the special circumstances requiring an extension and the date by which the Transition Team Designated Officers, or the Janus Human Resources Department, as the case may be, expects to render the benefit determination.

If the claim is denied in whole or in part, the Transition Team Designated Officers, or the Janus Human Resources Department, as the case may be, will render a written opinion, using language calculated to be understood by the Claimant, setting forth:

         1.       the specific reason or reasons for the denial;

         2. the specific references to pertinent Plan provisions on which the denial is based;

         3. a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation as to why such material or such information is necessary;

         4. appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review; and

         5. the time limits for requesting a review of the denial under Subsection (c) and for the actual review of the denial under Subsection (d).

(c)      Request for Review.

Before December 31, 2002, within sixty days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Chief Executive Officer of Stilwell Financial Inc. review the Transition Team Designated Officers' prior determination. Such request must be addressed to:

Stilwell Financial Inc.
Chief Executive Officer
920 Main Street, 21st Floor
Kansas City, MO  64105

However, if the Chief Executive Officer is the Claimant, such review shall be requested of the Management Committee of Janus Capital Management, Inc., and such Committee shall perform the functions of the Chief Executive Officer as described herein for purposes of the review.

After December 31, 2002, all requests for review must be addressed to:

Janus Capital Management Inc.
c/o Management Committee
100 Fillmore, Suite 400
Denver, CO 80206


                                 Addendum I - 3

The Claimant or his or her duly authorized representative may submit written comments, documents, records or other information relating to the denied claim, which such information shall be considered in the review under this subsection without regard to whether such information was submitted or considered in the initial benefit determination.

The Claimant or his or her duly authorized representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (i) was relied upon by the Transition Team Designated Officers or the Janus Human Resources Department, as the case may be, in making its initial claims decision, (ii) was submitted, considered or generated in the course of the Transition Team Designated Officers or the Janus Human Resources Department, as the case may be, making their initial claims decision, without regard to whether such instrument was actually relied upon by the Transition Team Designated Officers or the Janus Human Resources Department, as the case may be, in making their decision or (iii) demonstrates compliance by the Transition Team Designated Officers or the Janus Human Resources Department, as the case may be, with its administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing Plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants. If the Claimant does not request a review of the Transition Team Designated Officers' or the Janus Human Resources Department's, as the case may be, determination within such sixty day period, he or she shall be barred and estopped from challenging such determination.

(d)      Review of Decision.

Within a reasonable period of time, ordinarily not later than sixty days, after the Chief Executive Officer's or the Janus Management Committee's, as the case may be, receipt of a request for review, it will review the Transition Team Designated Officers' or the Janus Management Committee's, as the case may be, prior determination. If special circumstances require that the sixty day time period be extended, the Chief Executive Officer or the Janus Management Committee, as the case may be, will so notify the Claimant within the initial 60-day period indicating the special circumstances requiring an extension and the date by which the Chief Executive Officer or the Janus Management Committee, as the case may be, expects to render his or its decision on review, which shall be as soon as possible but not later than 120 days after receipt of the request for review.

The Chief Executive Officer or the Janus Management Committee, as the case may be, has discretionary authority to determine a Claimant's eligibility for benefits and to interpret the terms of the Plan. Benefits under the Plan will be paid only if the Chief Executive Officer or the Janus Management Committee, as the case may be, decides in his or its discretion that the Claimant is entitled to such benefits. The decision of the Chief Executive Officer or the Janus Management Committee, as the case may be, shall be final and non reviewable, unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Company and the Claimant.


                                 Addendum I - 4

If the Chief Executive Officer or the Janus Management Committee, as the case may be, makes an adverse benefit determination on review, the Chief Executive Officer or the Janus Management Committee, as the case may be, will render a written opinion, using language calculated to be understood by the Claimant, setting forth:

         1.       the specific reason or reasons for the denial;

         2. the specific references to pertinent Plan provisions on which the denial is based;

         3. a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (i) was relied upon by the Chief Executive Officer or the Janus Management Committee, as the case may be, in making his or its decision, (ii) was submitted, considered or generated in the course of the Chief Executive Officer making its decision, without regard to whether such instrument was actually relied upon by the Chief Executive Officer or the Janus Management Committee, as the case may be, in making his or its decision or (iii) demonstrates compliance by the Chief Executive Officer or the Janus Management Committee, as the case may be, with administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing Plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants; and

         4. a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on such review.

For claims in connection with JANUS employment:

(a)      Claim.

A Participant, beneficiary or other person who believes that he or she is being denied a benefit to which he or she is entitled (hereinafter referred to as "Claimant"), or his or her duly authorized representative, may file a written request for such benefit with the Severance Committee of Janus Capital Management Inc. setting forth his or her claim. The request must be addressed to:

Janus Capital Management Inc.
c/o Human Resources
100 Fillmore, Suite 400
Denver, Colorado  80206

(b)      Claim Decision.


                                 Addendum I - 5

Upon receipt of a claim, the Severance Committee shall advise the Claimant that a reply will be forthcoming within a reasonable period of time, but ordinarily not later than ninety days, and shall, in fact, deliver such reply within such period. However, the Severance Committee may extend the reply period for an additional ninety days for reasonable cause. If the reply period will be extended, the Severance Committee shall advise the Claimant in writing during the initial 90-day period indicating the special circumstances requiring an extension and the date by which the Severance Committee expects to render the benefit determination.

If the claim is denied in whole or in part, the Severance Committee will render a written opinion, using language calculated to be understood by the Claimant, setting forth:

         1.       the specific reason or reasons for the denial;

         2. the specific references to pertinent Plan provisions on which the denial is based;

         3. a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation as to why such material or such information is necessary;

         4. appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review; and

         5. the time limits for requesting a review of the denial under Subsection (c) and for the actual review of the denial under Subsection (d).

(c)      Request for Review.

Within sixty days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Chief Executive Officer of Janus Capital Management Inc. review the Severance Committee's prior determination. Such request must be addressed to:

Chief Executive Officer
Janus Capital Management Inc.
100 Fillmore, Suite 400
Denver, Colorado  80206

However, if the Chief Executive Officer is the Claimant, such review shall be requested of the Severance Committee of Janus Capital Corporation, and such Severance Committee shall perform the functions of the Chief Executive Officer as described herein for purposes of the review.

The Claimant or his or her duly authorized representative may submit written comments, documents, records or other information relating to the denied claim, which such


                                 Addendum I - 6
information shall be considered in the review under this subsection without regard to whether such information was submitted or considered in the initial benefit determination.

The Claimant or his or her duly authorized representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (i) was relied upon by the Severance Committee in making its initial claims decision, (ii) was submitted, considered or generated in the course of the Severance Committee making its initial claims decision, without regard to whether such instrument was actually relied upon by the Severance Committee in making its decision or (iii) demonstrates compliance by the Severance Committee with its administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing Plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants. If the Claimant does not request a review of the Severance Committee's determination within such sixty day period, he or she shall be barred and estopped from challenging such determination.

(d)      Review of Decision.

Within a reasonable period of time, ordinarily not later than sixty days, after the Chief Executive Officer's receipt of a request for review, it will review the Severance Committee's prior determination. If special circumstances require that the sixty day time period be extended, the Chief Executive Officer will so notify the Claimant within the initial 60-day period indicating the special circumstances requiring an extension and the date by which the Chief Executive Officer expects to render its decision on review, which shall be as soon as possible but not later than 120 days after receipt of the request for review.

The Chief Executive Officer has discretionary authority to determine a Claimant's eligibility for benefits and to interpret the terms of the Plan. Benefits under the Plan will be paid only if the Chief Executive Officer decides in its discretion that the Claimant is entitled to such benefits. The decision of the Chief Executive Officer shall be final and non reviewable, unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Company and the Claimant.

If the Chief Executive Officer makes an adverse benefit determination on review, the Chief Executive Officer will render a written opinion, using language calculated to be understood by the Claimant, setting forth:

         1.       the specific reason or reasons for the denial;

         2. the specific references to pertinent Plan provisions on which the denial is based;

         3. a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (i) was relied upon by the Chief Executive


                                 Addendum I - 7

                  Officer in making its decision, (ii) was submitted, considered or generated in the course of the Chief Executive Officer making its decision, without regard to whether such instrument was actually relied upon by the Chief Executive Officer in making its decision or (iii) demonstrates compliance by the Chief Executive Officer with its administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing Plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants; and

         4. a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on such review.

OTHER PLAN INFORMATION

Administration. The Plan Administrator has complete authority and discretion to interpret and administer the Plan, to prescribe rules for its operation, and to determine eligibility for benefits.

Amendment or Termination of Plan. Except with respect to benefits under the Plan for employees who have received a written notice of their expected last day of employment on or before September 30, 2002, the Plan may be terminated or amended at any time in writing by the Company upon approval by the Board of Directors of the Company. While the Company intends to continue the Plan indefinitely, an unqualified commitment is impossible. Thus, the Company reserves the right to modify, suspend or terminate the Plan at any time for any reason or no reason.

No amendment or termination, however, may deprive you of benefits to which you are entitled before the effective date of the amendment or termination if your employment terminated prior to the effective date of such amendment or termination.

Assignment and Alienation. No benefit payable under the Plan will, prior to the actual payment thereof, be subject to any Participant debt or claim of any sort and may not be pledged, assigned or attached. However, Severance Benefits will be reduced or withheld for applicable taxes and to pay any debts or claims you owe the Company.

DEFINITIONS

"Beneficiary" means the person who will receive any Severance Benefits to which you are entitled at death. If you are married, your surviving spouse is your beneficiary. If you have no surviving spouse, the legal representative of your estate is your beneficiary.

"Participant" means any Eligible Employee who is entitled to participate in this Plan.

EMPLOYER IDENTIFICATION NUMBER

43-1804048


                                 Addendum I - 8

PLAN IDENTIFICATION NUMBER

502

Information about the Plan and its filings with the Department of Labor can be obtained by referring to the above Plan number.

AGENT FOR LEGAL PROCESS

Plan Administrator
c/o Human Resources

on or before 12/31/02:
920 Main Street, 21st Floor
Kansas City, MO  64105

after 12/31/02:
100 Fillmore, Suite 400
Denver, CO 80206

FUNDING AND TYPE OF PLAN

The Plan is a welfare benefit plan designed to provide short term replacement income in the event of certain separations from an Employer's employment. Benefit claims are paid from the general assets of the Company.

ERISA INFORMATION

As a participant in the Stilwell Financial Inc. Severance Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all plan participants shall be entitled to:

         Receive Information About Your Plan and Benefits

         Examine, without charge, at the plan administrator's office and at other specified locations, such as worksites, all documents governing the plan, including insurance contracts and a copy of the latest annual report (Form 5500 Series) filed by the plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefit Administration.

         Obtain, upon written request to the plan administrator, copies of documents governing the operation of the plan, including insurance contracts, and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The administrator may make a reasonable charge for the copies.

         Receive a summary of the plan's annual financial report. The plan administrator is required by law to furnish each participant with a copy of this summary annual report.


                                 Addendum I - 9

         Prudent Actions by Plan Fiduciaries

         In addition to creating rights for plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your plan, called "fiduciaries" of the plan, have a duty to do so prudently and in the interest of you and other plan participants and beneficiaries. No one, including your employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA.

         Enforce Your Rights

         If your claim for a welfare benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

         Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of plan documents or the latest annual report from the plan and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the plan administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. In addition, if you disagree with the plan's decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in Federal court. If it should happen that plan fiduciaries misuse the plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

         Assistance with Your Questions

         If you have any questions about your plan, you should contact the plan administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the plan administrator, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Pension and Welfare Benefits Administration.


                                Addendum I - 10